UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2022

SOUNDHOUND AI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40193	85-1286799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 Betsy Ross Drive Santa Clara, CA	95054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 441-3200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SOUN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment	SOUNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K of SoundHound AI, Inc., a Delaware corporation (the “Company”), filed on May 2, 2022 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Form 8-K/A is being filed in order to include (i) the unaudited condensed consolidated financial statements of SoundHound, Inc. (“Legacy SoundHound”), as of March 31, 2022 and for the three months ended March 31, 2022 and 2021, and (ii) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy SoundHound for the three months ended March 31, 2022 and 2021.

This Form 8-K/A does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Legacy SoundHound, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 2.02. Results of Operations and Financial Condition.

On May 16, 2022, the Company issued a press release announcing financial results for Legacy SoundHound for the first quarter ended March 31, 2022, achieved prior to the completion of the Business Combination. The Company also posted on its investor relations website (investors.soundhound.com) a shareholder letter providing information relating to the Company’s business. Copies of the press release and the shareholder letter are furnished as Exhibit 99.3 and Exhibit 99.4, respectively, to this Current Report on Form 8-K/A and are incorporated by reference herein. Information on the Company’s website is not, and will not be deemed, a part of this report or incorporated into this or any other filings that the Company makes with the Securities and Exchange Commission.

Item 7.01. Regulation FD Disclosure.

Reference is made to the disclosure in Item 2.02 of this Form 8-K/A, which disclosure is incorporated herein by reference.

The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.3 and Exhibit 99.4 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed consolidated financial statements of Legacy SoundHound as of March 31, 2022 and for the three months ended March 31, 2022 and 2021, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy SoundHound for the three months ended March 31, 2022 and 2021.

(d)	Exhibits.

Exhibit Number	Description
99.1	Unaudited condensed consolidated financial statements of Legacy SoundHound as of March 31, 2022 and for the three months ended March 31, 2022 and 2021
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy SoundHound for the three months ended March 31, 2022 and 2021
99.3	Press Release dated May 16, 2022
99.4	Shareholder Letter dated May 16, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2022	SoundHound AI, Inc.

	By:	/s/ Keyvan Mohajer
		Name:	Keyvan Mohajer
		Title:	Chief Executive Officer

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